Exhibit 10.63
THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
     THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered as of March 1, 2007, by and among SED INTERNATIONAL HOLDINGS, INC., a Georgia corporation (“Parent”), SED INTERNATIONAL, INC., a Georgia corporation (“SED”), SED MAGNA (MIAMI), INC., a Delaware corporation (“Magna”; Parent, SED and Magna are collectively referred to herein as “Borrowers” and each individually as a “Borrower”), the parties to the Loan Agreement (as hereinafter defined) from time to time as lenders (collectively, “Lenders” and each individually, a “Lender”) and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for Lenders (in such capacity, “Agent”).
Recitals:
     Borrowers, Agent and Lenders are parties to that certain Loan and Security Agreement dated September 21, 2005, as amended by that certain letter amendment dated January 24, 2006 and that certain Second Amendment to Loan and Security Agreement dated May 12, 2006 (as at any time amended, restated, modified or supplemented, the “Loan Agreement”), pursuant to which Lenders have made certain revolving credit loans and other financial accommodations to Borrowers.
     The parties desire to amend the Loan Agreement as hereinafter set forth.
     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.
     2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:
     (a) By deleting the definitions of “Applicable Margin”, “Applicable Unused Line Fee Margin”, “Financial Covenant Trigger Amount,” “Inventory Loan Limit” and “ Letter of Credit Limit” contained in Section 1 of the Loan Agreement and by substituting the following new definitions, respectively, in lieu thereof:
     1.9 “Applicable Margin” shall mean, effective as of March 1, 2007, a percentage equal to zero with respect to Revolving Loans that are Prime Rate Loans and 1.75% with respect to Revolving Loans that are Eurodollar Rate Loans, provided that the Applicable Margin shall be increased or (if no Default or Event of Default exists) decreased, on a monthly basis as of the first day of each fiscal month (commencing with the fiscal quarter ending on or about March 31, 2007), according to the performance of Borrowers as measured by Average Excess Availability for the immediately preceding fiscal month of Borrowers, as follows:

AVERAGE EXCESS
LEVEL	AVAILABILITY	REVOLVING LOANS
I	> $8,000,000	Adjusted Eurodollar Rate + 1.50%	Prime Rate + zero

II	> $4,000,000 ≤ $8,000,000	Adjusted Eurodollar Rate + 1.75%	Prime Rate + zero

III	≤ $4,000,000	Adjusted Eurodollar Rate + 2.00%	Prime Rate + zero
On the date of any adjustment, if the Fixed Charge Coverage Ratio (as defined in Section 9.17 hereof) is greater than 2.0 to 1.0 based upon the immediately preceding twelve month period, then the applicable percentage referenced in the grid above shall be reduced by 0.25 until the next adjustment date.
     1.10 “Applicable Unused Line Fee Margin” shall mean a percentage equal to 0.25%.
     1.54 “Financial Covenant Trigger Amount” shall mean, on any date of determination, an amount equal to $3,500,000, plus, in the event that Borrowers request and receive any incremental Revolving Loan Line Increase, an amount equal to 10% of each such Revolving Loan Line Increase.
     1.72 “Inventory Loan Limit” shall mean, at any time, the amount equal to $20,000,000 minus Letters of Credit to the extent provided in the definition of the term Borrowing Base.
     1.77 “Letter of Credit Limit” shall mean $7,500,000.
     (b) By deleting the definition of “Borrowing Base” contained in Section 1.19 of the Loan Agreement and by substituting the following in lieu thereof:
     1.19 “Borrowing Base” shall mean, at any time, the amount equal to the sum of:
(1) (a) eighty-five percent (85%) of the Eligible Accounts, plus (b) the lesser of (i) the Foreign Accounts Loan Limit or (ii) eighty-five percent (85%) of the Eligible Foreign Accounts, plus (2) the lesser of (a) the Inventory Loan Limit or (b) the sum of: (i) the lesser of (A) sixty percent (60%) multiplied by the Value of the Eligible Inventory on hand 90 days or less or (B) eighty-five percent (85%) of the Net Recovery Percentage of such Eligible Inventory, plus (ii) the lesser of (A) twenty-five percent (25%) multiplied by the Value of the Eligible Inventory on hand more than 90 days but not more than 180 days or (B) eighty-five percent (85%) of the Net Recovery Percentage of such Eligible Inventory, plus (iii) the lesser of (A) the Westinghouse Inventory Loan Limit, (B) 70% of the Value of Eligible Westinghouse Inventory, or (C) 115% of the Net Recovery Percentage of such Eligible Westinghouse Inventory (using the general television category on the Agent’s appraisal to determine the applicable Net Recovery Percentage fraction), minus (3) Reserves.
          For purposes only of applying the Inventory Loan Limit, Agent may treat the then undrawn amounts of outstanding Letters of Credit for the purpose of purchasing Eligible Inventory as Revolving Loans to the extent Agent is in effect basing the issuance of the Letter of Credit on the Value of the Eligible Inventory being purchased with such Letter of Credit. In determining the actual amounts of such Letter of Credit to be so treated for purposes of the sublimit, the outstanding Revolving Loans and Reserves shall be attributed first to any components of the lending formulas set forth above that are not subject to such sublimit, before being attributed to the components of the lending formulas subject to such sublimit. The amounts of Eligible Inventory of any Borrower shall, at Agent’s option, be determined based on the lesser of the amount of Inventory set forth in the general ledger of such Borrower or the perpetual inventory record maintained by such Borrower.
     (c) By deleting subclause (f) of the definition of “Eligible Accounts” contained in Section 1.39 of the Loan Agreement and by substituting the following in lieu thereof:
     (f) the chief executive office of the account debtor with respect to such Accounts is located in the United States of America (including Puerto Rico) or Canada (provided, that, at any time promptly upon Agent’s request, such Borrower shall execute and deliver, or cause to be executed and delivered, such other agreements, documents and instruments as may be required by Agent to perfect the security interests of Agent in those Accounts of an account debtor with its chief executive office or principal place of business in Puerto Rico or Canada in accordance with the applicable laws of Puerto Rico or the Province of Canada, as applicable, in which such chief executive office or principal place of business is located and take or cause to be taken such other and further actions as Agent may request to enable Agent as secured party with respect thereto to collect such Accounts under the applicable laws of Puerto Rico or Canada);
     (d) By adding the following new sentence to the end of the definition of “Eligible Inventory” contained in Section 1.40 of the Loan Agreement:
Any amount which is included as “Eligible Westinghouse Inventory” on any Borrowing Base certificate shall not also be included as Eligible Inventory on the same Borrowing Base certificate.
     (e) By adding the following new definitions of “Eligible Foreign Account”, “Eligible Westinghouse Inventory,” “Foreign Accounts Loan Limit”, “Revolver Loan Increase Conditions” and “Westinghouse Inventory Loan Limit”, respectively, as a new Section 1.127 of the Loan Agreement immediately following Section 1.126 thereof:
          1.127 Additional Definitions (Third Amendment to Loan and Security Agreement):
     “Eligible Foreign Account” means an Account which satisfies all of the criteria for an “Eligible Account” set forth in the definition thereof other than clause (f) thereof and which arises from a sale or lease to an account debtor with its chief executive office or principal place of business outside the United States or the Commonwealth of Puerto Rico or Canada, if either: (i) the account debtor has delivered to such Borrower an irrevocable letter of credit issued or confirmed by a bank satisfactory to Agent and payable only in the United States of America and in U.S. dollars, sufficient to cover such Account, in form and substance satisfactory to Agent and if required by Agent, the original of such letter of credit has been delivered to Agent or Agent’s agent and the issuer thereof, and such Borrower has complied with the terms of Section 5.3(f) hereof with respect to the assignment of the proceeds of such letter of credit to Agent or naming Agent as transferee beneficiary thereunder, as Agent may specify, or (ii) such Account is subject to credit insurance payable to Agent issued by an insurer and on terms and in an amount acceptable to Agent; provided, that, any amount which is included as an “Eligible Foreign Account” on any Borrowing Base certificate shall not also be included as an Eligible Account on the same Borrowing Base certificate.
     “Eligible Westinghouse Inventory” means Inventory which satisfies all of the criteria for “Eligible Inventory” set forth in the definition thereof and which (i) consists of Westinghouse branded LCD, DLP or plasma television inventory that is aged less than 45 days and (ii) is subject to a purchase order worksheet that has been delivered to Borrower by the Home Shopping Network and with respect to which an “air date” has been set by the Home Shopping Network; and (iii) is subject to a letter agreement executed and delivered by Westinghouse to Agent confirming Agent’s right to dispose of such Inventory in connection with any enforcement action conducted by Agent and containing such other terms as may be reasonably required by Agent.
     “Foreign Accounts Loan Limit” means an amount equal to $4,000,000.
     “Revolver Loan Limit Increase Conditions” shall mean each of the following conditions, the satisfaction of which shall be determined by Agent on the date of the proposed Revolver Loan Limit Increase: (A) the payment of a fee equal to 0.15% of the amount of the proposed Revolver Loan Limit Increase to Agent for the account of Lenders; (B) no Default or Event of Default shall exist on such date, either before or after giving effect to the Revolving Loan Limit Increase, (C) Borrowers are in compliance with the Fixed Charge Coverage Ratio for the applicable period as set forth in Section 9.17 hereof, (D) Borrowers shall have Excess Availability of not less than $5,000,000 for 30 consecutive days prior to, at the time of, and after giving effect to, the Revolving Loan Limit Increase, (E) Borrowers shall have paid all costs and expenses of Agent in connection with the Revolving Loan Limit Increase, and (F) Borrowers shall have delivered or caused to be delivered to Agent such legal agreements, opinions, certificates, financing statement amendments and other documents as Agent may reasonably request.
     “Westinghouse Inventory Loan Limit” means an amount equal to $4,500,000.

     (f) By deleting Section 2.1(d) of the Loan Agreement in its entirety and by substituting the following in lieu thereof:
     (d) Borrowers shall have the right to request a permanent increase in the amount of the Revolving Loan Limit and the Commitments in an aggregate amount not to exceed $15,000,000 (the “Revolving Loan Limit Increase”), in minimum increments of $5,000,000, at any time and from time to time upon written notice to Agent of such requested Revolving Loan Limit Increase, subject to the satisfaction, as determined by Agent, of each of the Revolving Loan Limit Increase Conditions. Upon the effectiveness of any Revolving Loan Limited Increase, each Lender’s respective Commitment shall be increased by the amount required to maintain such Lender’s pro rata share of all of the Commitments immediately before and after giving effect such Revolving Loan Limit Increase.
     (g) By deleting Section 9.10(l) of the Loan Agreement and by substituting the following in lieu thereof:
     (l) one or more Parent Share Repurchases, provided that (i) the aggregate Share Repurchase Amount for all Parent Share Repurchases consummated during the Term shall not exceed $500,000, (ii) Parent and/or SED shall pay no more than a commercially reasonable price for any Capital Stock repurchased pursuant to a Parent Share Repurchase, which shall be remitted to the applicable seller, in cash, on or about the date of such Parent Share Repurchase, (iii) immediately prior to, and after giving effect to, any Parent Share Repurchase, Excess Availability is not less than $4,000,000, (iv) Parent or SED shall deliver written notice to Agent of any Parent Share Repurchase at least five (5) Business Days prior to the consummation of such Parent Share Repurchase, and (v) immediately prior to, and after giving effect to, any Parent Share Repurchase, no Default or Event of Default shall exist.
     (h) By deleting Section 9.17(b) of the Loan Agreement in its entirety and by substituting the following in lieu thereof:
     (b) The financial covenants set forth in subsection (a) of this Section 9.17 shall be effective only if Excess Availability is, at the close of business on any Business Day, less than the Financial Covenant Trigger Amount and, from and after such date, the provisions of subsection (a) of this Section 9.17 shall be effective at all times thereafter unless subsequently, Excess Availability exceeds $6,000,000 for sixty (60) consecutive days and no Default or Event of Default occurs or exists during such 60-day period, in which event the financial covenants set forth in subsection (a) of this Section 9.17 shall cease to be effective until Excess Availability is less than the Financial Covenant Trigger Amount on any Business Day thereafter. Within one (1) Business Day after the date on which Excess Availability is less than the Financial Covenant Trigger Amount, Borrowers shall deliver to Agent a Compliance Certificate which reflects Borrowers’ compliance or non-compliance with the provisions of Section 9.17. Notwithstanding the foregoing, for purposes of computing Excess Availability for purposes of this Section 9.17 only, the Minimum Reserve shall not be deducted as a Reserve.

     (i) By deleting subclause (f) of Section 9.22 of the Loan Agreement and by substituting in lieu thereof the following:
(f) all out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by Agent during the course of periodic field examinations or appraisals of the Collateral and such Borrower’s operations, plus a per diem charge at Agent’s then standard rate for Agent’s examiners in the field and office (which rate as of the date hereof is $850 per person per day), which out-of-pocket expenses, costs and per-diem charges shall not exceed $12,500 per field examination; provided, that, so long as Excess Availability is not less than $4,000,000 for any period of 5 consecutive days during the immediately preceding 12-month period, Borrower shall not be required to pay to Agent or reimburse Agent for the expenses, costs and charges for any more than three (3) field examinations and two (2) inventory appraisals during such 12-month period; provided, further, that if at any time after Excess Availability has fallen below $4,000,000 for 5 consecutive days, Borrowers subsequently maintain Excess Availability of at least $6,000,000 for at least 60 consecutive days and no Default or Event of Default occurs or exists during such 60-day period, then Borrower shall once again not be required to pay to Agent or reimburse Agent for the expenses, costs and charges for any more than three (3) field examinations and two (2) inventory appraisals during the applicable 12-month period; provided, further, that the foregoing limitations on payment and reimbursement of expenses, costs and charges shall not be construed to limit Agent’s or any Lender’s right to conduct field examinations and appraisals of the Collateral as otherwise permitted under this Agreement; Agent and Lenders acknowledge and agree that, so long as no Default or Event of Default exists, no separate appraisal of Eligible Westinghouse Inventory will be required and Agent shall use the general television category net orderly liquidation value percentage for purposes of determining the Net Recovery Percentage of Eligible Westinghouse Inventory; and
     (j) By deleting the first sentence of Section 13.1(a) of the Loan Agreement and by substituting the following in lieu thereof:
This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on the date September 21, 2011 (the “Renewal Date”), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof.
     (k) By deleting the early termination fee grid contained in Section 13.1(c) of the Loan Agreement and by substituting the following in lieu thereof:

Amount	Period
.50% of Maximum Credit	From and after March 1, 2007 to and including September 21, 2007

.25% of Maximum Credit	From and after September 22, 2007 to and including September 23, 2008

0.00% ($-0-)	After September 23, 2008
     (l) By deleting Section 9.18 of the Loan Agreement and by substituting in lieu thereof the following (in order to reflect Agent’s and Lenders’ agreement that there shall no longer be an Excess Availability covenant in Section 9.18 of the Loan Agreement or in Section 3 of the Second Amendment thereto):
          9.18 Reserved.
     4. Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Financing Agreements and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Financing Agreements.
     5. Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Financing Agreements executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); and the security interests and liens granted by Borrowers in favor of Agent are duly perfected, first priority security interests and liens, subject only to liens and other encumbrances permitted under the Loan Agreement.
     6. Representations and Warranties. Each Borrower represent and warrant to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of each Borrower and this Amendment has been duly executed and delivered by each Borrower; and all of the representations and warranties made by each Borrower in the Loan Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.
     7. Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.
     8. Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.
     9. Condition Precedent. The effectiveness of the amendments contained in Section 2 hereof is subject to the delivery to Agent of (a) an original counterpart of this Amendment executed by each Borrower, (b) an updated Certificate Regarding Distribution Agreements executed by each

Borrower and (c) such other documents, instruments and agreements as the Agent may require, in each case in form and substance satisfactory to Agent.
     10. Amendment Fee; Expenses of Agent. In consideration of Agent’s and Lenders’ willingness to enter into this Amendment as set forth herein, Borrowers jointly and severally agree to pay to Lenders an amendment fee in the amount of $42,750 in immediately available funds on the date hereof. Additionally, Borrowers jointly and severally agree to pay, on demand, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Financing Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.
     11. Effectiveness; Governing Law. This Amendment shall be effective upon acceptance by Agent and Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.
     12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     13. No Novation, etc.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Financing Agreements, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.
     14. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.
     15. Further Assurances. Each Borrower agrees to take such further actions as Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.
     16. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.
     17. Release of Claims. To induce Agent and Lenders to enter into this Amendment, each Borrower hereby releases, acquits and forever discharges Agent and each Lender, and all officers, directors, agents, employees, successors and assigns of Agent and each Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, which are known to Borrowers, that each Borrower now has or ever had against Agent and any Lender arising under or in connection with any of the Financing Agreements or otherwise. Each Borrower represents and warrants to Agent and Lenders that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against Agent or any Lender.
     18. Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.
[This space intentionally left blank; signatures on following page]

     IN WITNESS WHEREOF, the Borrowers have caused this Amendment to be duly executed under seal and delivered in Atlanta, Georgia by their respective duly authorized officers on the date first written above.

SED INTERNATIONAL HOLDINGS, INC.

By:	/s/ M. Darby

Title:	Secretary

By:	/s/ Jean A. Diamond

Title:	CEO

[CORPORATE SEAL]

SED INTERNATIONAL, INC.

By:	/s/ M. Darby

Title:	Secretary

By:	/s/ Jean A. Diamond

Title:	CEO

[CORPORATE SEAL]

SED MAGNA (MIAMI), INC.

By:	/s/ M. Darby

Title:	Secretary

By:	/s/ Jean A. Diamond

Title:	CEO

[CORPORATE SEAL]

Accepted and agreed:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and sole Lender

By:	/s/ David Luce

Title:	Director
Third Amendment to Loan and Security Agreement

CONSENT IN LIEU OF SPECIAL MEETING
OF THE BOARD OF DIRECTORS OF
SED INTERNATIONAL HOLDINGS, INC.
     The undersigned, constituting all the members of the Board of Directors of SED International Holdings, Inc. (the “Corporation”) do hereby give their written consent (a) to the dispensation of a special meeting of the Board of Directors of the Corporation and (b) to the taking of the following actions, which actions could have been taken by said Board of Directors had said meeting been held:
     RESOLVED, that the Chairman of the Board, President, any Vice President, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent (together with its successors in such capacity, “Agent”) for various financial institutions (“Lenders”) and such Lenders, (1) a Third Amendment to Loan and Security Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Loan and Security Agreement dated September 21, 2005, among the Corporation, the other borrowers named therein, Agent and Lenders (as at any time amended, restated, modified or supplemented, the “Loan Agreement”), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Agent with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing among the Corporation, Lenders and Agent.
     RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by any officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.
     RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

/s/ Jean A. Diamond

Dated: February 27, 2007	Jean A. Diamond

/s/ Melvyn Cohen

Melvyn Cohen

/s/ Stewart Aaron

Stewart Aaron

/s/ Joseph Segal

Joseph Segal

CONSTITUTING ALL THE MEMBERS OF THE BOARD OF DIRECTORS OF SED INTERNATIONAL HOLDINGS, INC.

CONSENT IN LIEU OF A SPECIAL MEETING
OF THE BOARD OF DIRECTORS OF
SED INTERNATIONAL, INC.
     The undersigned, constituting all the members of the Board of Directors of SED International, Inc. (the “Corporation”) do hereby give their written consent (a) to the dispensation of a special meeting of the Board of Directors of the Corporation and (b) to the taking of the following actions, which actions could have been taken by said Board of Directors had said meeting been held:
     RESOLVED, that the Chairman of the Board, President, any Vice President, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent (together with its successors in such capacity, “Agent”) for various financial institutions (“Lenders”) and such Lenders, (1) a Third Amendment to Loan and Security Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Loan and Security Agreement dated September 21, 2005, among the Corporation, the other borrowers named therein, Agent and Lenders (as at any time amended, restated, modified or supplemented, the “Loan Agreement”), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Agent with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing among the Corporation, Lenders and Agent.
     RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by any officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.
     RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

/s/ Jean A. Diamond

Jean A. Diamond
Dated: February 27, 2007

/s/ Melvyn Cohen

Melvyn Cohen

/s/ Stewart Aaron

Stewart Aaron

CONSTITUTING ALL THE MEMBERS OF THE BOARD OF DIRECTORS OF SED INTERNATIONAL, INC.

CONSENT IN LIEU OF SPECIAL MEETING
OF THE BOARD OF DIRECTORS OF
SED MAGNA (MIAMI), INC.
     The undersigned, constituting all the members of the Board of Directors of SED Magna (Miami), Inc. (the “Corporation”) do hereby give their written consent (a) to the dispensation of a special meeting of the Board of Directors of the Corporation and (b) to the taking of the following actions, which actions could have been taken by said Board of Directors had said meeting been held:
     RESOLVED, that the Chairman of the Board, Chief Executive Officer, President, any Vice President, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent (together with its successors in such capacity, “Agent”) for various financial institutions (“Lenders”) and such Lenders, (1) a Third Amendment to Loan and Security Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Loan and Security Agreement dated September 21, 2005, among the Corporation, the other borrowers named therein, Agent and Lenders (as at any time amended, restated, modified or supplemented, the “Loan Agreement”), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Agent with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing among the Corporation, Lenders and Agent.
     RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by any officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.
     RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

/s/ Jean A. Diamond

Jean A. Diamond
Dated: February 27, 2007

/s/ Melvyn Cohen

Melvyn Cohen

/s/ Stewart Aaron

Stewart Aaron

CONSTITUTING ALL THE MEMBERS OF THE BOARD OF DIRECTORS OF SED MAGNA (MIAMI), INC.

SED MAGNA (MIAMI), INC.
SECRETARY’S CERTIFICATE
OF
BOARD OF DIRECTORS RESOLUTIONS
     I, LYLE DICKLER, DO HEREBY CERTIFY, that I am the Secretary and Treasurer of SED MAGNA (MIAMI), INC. (the “Corporation”), a corporation duly organized and existing under and by virtue of the laws of the State of Delaware and am keeper of the records and seal thereof; that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of February 27, 2007; and that said resolutions are still in full force and effect:
     RESOLVED, that the Chairman of the Board, President, any Vice President, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent (together with its successors in such capacity, “Agent”) for various financial institutions (“Lenders”) and such Lenders, (1) a Third Amendment to Loan and Security Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Loan and Security Agreement dated September 21, 2005, among the Corporation, the other borrowers named therein, Agent and Lenders (as at any time amended, restated, modified or supplemented, the “Loan Agreement”), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Agent with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing among the Corporation, Lenders and Agent.
     RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by any officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.
     RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

     I DO FURTHER CERTIFY that Jean A. Diamond is the Chief Executive Officer of the Corporation and is duly elected, qualified and acting as such.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation, this 28 day of February, 2007.

By:	/s/ Lyle Dickler
Lyle Dickler, Secretary and Treasurer

[CORPORATE SEAL]

     I, Jean A. Diamond, Chief Executive Officer of said Corporation, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Board of Directors of the Corporation and that Lyle Dickler is Secretary and Treasurer of the Corporation and is duly authorized to attest to the passage of said resolutions.

By:	/s/ Jean A. Diamond
Jean A. Diamond, Chief Executive Officer

4

SED INTERNATIONAL, INC.
SECRETARY’S CERTIFICATE
OF
BOARD OF DIRECTORS RESOLUTIONS
     I, LYLE DICKLER, DO HEREBY CERTIFY, that I am the Secretary and Treasurer of SED INTERNATIONAL, INC. (the “Corporation”), a corporation duly organized and existing under and by virtue of the laws of the State of Georgia and am keeper of the records and seal thereof; that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of February 27, 2007; and that said resolutions are still in full force and effect:
     RESOLVED, that the Chairman of the Board, President, any Vice President, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent (together with its successors in such capacity, “Agent”) for various financial institutions (“Lenders”) and such Lenders, (1) a Third Amendment to Loan and Security Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Loan and Security Agreement dated September 21, 2005, among the Corporation, the other borrowers named therein, Agent and Lenders (as at any time amended, restated, modified or supplemented, the “Loan Agreement”), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Agent with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing among the Corporation, Lenders and Agent.
     RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by any officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.
     RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

     I DO FURTHER CERTIFY that Jean A. Diamond is the Chairman of the Board and the Chief Executive Officer of the Corporation and is duly elected, qualified and acting as such.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation, this 28 day of February, 2007.

By:	/s/ Lyle Dickler
Lyle Dickler, Secretary and Treasurer

[CORPORATE SEAL]

     I, Jean A. Diamond, Chairman of the Board and Chief Executive Officer of said Corporation, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Board of Directors of the Corporation and that Lyle Dickler is Secretary and Treasurer of the Corporation and is duly authorized to attest to the passage of said resolutions.

By:	/s/ Jean A. Diamond
Jean A. Diamond, Chairman of the Board and Chief Executive Officer

SED INTERNATIONAL HOLDINGS, INC.
SECRETARY’S CERTIFICATE
OF
BOARD OF DIRECTORS RESOLUTIONS
     I, LYLE DICKLER, DO HEREBY CERTIFY, that I am the Secretary and Treasurer of SED INTERNATIONAL HOLDINGS, INC. (the “Corporation”), a corporation duly organized and existing under and by virtue of the laws of the State of Georgia and am keeper of the records and seal thereof; that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of February 27, 2007; and that said resolutions are still in full force and effect:
     RESOLVED, that the Chairman of the Board, President, any Vice President, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent (together with its successors in such capacity, “Agent”) for various financial institutions (“Lenders”) and such Lenders, (1) a Third Amendment to Loan and Security Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Loan and Security Agreement dated September 21, 2005, among the Corporation, the other borrowers named therein, Agent and Lenders (as at any time amended, restated, modified or supplemented, the “Loan Agreement”), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Agent with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing among the Corporation, Lenders and Agent.
     RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by any officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.
     RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

     I DO FURTHER CERTIFY that Jean A. Diamond is the Chairman of the Board of the Corporation and is duly elected, qualified and acting as such.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation, this 28 day of February, 2007.

By:	/s/ Lyle Dickler
Lyle Dickler, Secretary and Treasurer

[CORPORATE SEAL]

     I, Jean A. Diamond, Chairman of the Board of said Corporation, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Board of Directors of the Corporation and that Lyle Dickler is Secretary and Treasurer of the Corporation and is duly authorized to attest to the passage of said resolutions.

By:	/s/ Jean A. Diamond
Jean A. Diamond, Chairman of the Board